SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
Current Repor Pursuant to Section 13 or 15(d) of
The Securities and Exchange Act of 1934
Date of Report:
May 1, 2008
(Date of Earliest Event Reported)
MASSACHUSETTS
(State or Other Jurisdiction of Incorporation)

1-9047	04-2870273
(Commission File Number)	(I.R.S. Employer Identification No.)
INDEPENDENT BANK CORP.
288 UNION ST., ROCKLAND, MA
(Address of Principal Executive Offices)
02370
(Zip Code)
NOT APPLICABLE
(Former Address of Principal Executive Offices)
(Zip Code)
(781) 878-6100
(Registrant’s Telephone Number, Including Area Code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT
SIGNATURE
EX-99.1 AMENDMENT TO ON-SITE OUTSOURCING AGREEMENT

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT
     On May 1, 2008 Independent Bank Corp. (the “Company”) entered into an Amendment (the “Amendment”) to the Company’s On-Site Outsourcing Agreement, dated and effective as of November 1, 2004 (as amended, the “Core Processing Agreement”), with Fidelity Information Services, Inc., an Arkansas corporation, with offices located at 601 South Lake Destiny Drive, Maitland, Florida 32751 (“Fidelity”). While the Amendment was signed on May 1, 2008, it is dated and effective as of March 1, 2008 (the “Effective Date”).
     The Company entered into the Amendment primarily to extend the term of the Core Processing Agreement until May 31, 2013 and to modify the pricing provisions. The Company will receive the new pricing called for in the Amendment as of the Effective Date. The Amendment commences on the Effective Date and ends May 31, 2013, unless earlier terminated in accordance with the provisions of the Core Processing Agreement.
     The Company entered into the Core Processing Agreement primarily for purposes of processing the data of Rockland Trust Company (“Rockland Trust”), the Company’s wholly-owned bank subsidiary. The benefits of the Core Processing Agreement, however, are also expressly conferred on all of the Company’s other subsidiaries.
     Fidelity provides data processing services, a license to use Fidelity base data processing software products and licenses for other, additional Fidelity software (the “Fidelity Software”), third-party interfaces to and from the Fidelity Software, and Fidelity resources to the Company pursuant to the Core Processing Agreement. The services provided by Fidelity to the Company pursuant to the Core Processing Agreement generally include, but are not limited to, the general management of the Company’s data processing, installation and enhancement of Fidelity Software, operation of Fidelity Software and software developed by third parties, programming, furnishing, maintaining and operating computer equipment, providing information in various media forms, and the implementation through Fidelity of Automated Teller Machine/Electronic Funds Transfer Processing, Electronic Bill Payment, and eDelivery Services (hereinafter collectively referred to as the “Services”). Fidelity also grants a license for Fidelity Software to the Company in the Core Processing Agreement. The Services, third-party interfaces and Fidelity resources provided, Fidelity Software products licensed, and the applicable fees and charges, are described in more detail in the Core Processing Agreement.
     A copy of the Amendment is attached hereto as Exhibit 99.1. Portions of the Amendment, however, have been omitted from Exhibit 99.1, pursuant to a request for confidential treatment sent to the Securities Exchange Commission on May 7, 2008. The locations where material has been omitted are indicated by the following notation: “{***}”. The entire Agreement, in unredacted form, has been submitted separately to the Securities Exchange Commission with the request for confidential treatment.

SIGNATURE
     Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned and hereunto duly authorized.

INDEPENDENT BANK CORP.
Date: May 7, 2008	By:	/s/ Denis K. Sheahan
Chief Financial Officer